Exhibit 10.6

                                    TWO YEAR
                             RELIANCE BANCORP, INC.
                              EMPLOYMENT AGREEMENT
                         (As Amended September 11, 1996)

     This AGREEMENT, originally effective as of July 1, 1994, and as amended as of November 29, 1995 and September 11, 1996, is made by and between Reliance Bancorp, Inc. (the "Holding Company"), a corporation organized under the laws of Delaware, with its principal administrative office at 585 Stewart Avenue, Garden City, New York, and___________ ("Executive"). Any reference to "Bank" herein shall mean Reliance Federal Savings Bank or any successor thereto.

     WHEREAS, the Holding Company wishes to assure itself of the services of Executive for the period provided in this Agreement; and

     WHEREAS, Executive is willing to serve in the employ of the Holding Company on a full-time basis for said period.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

1. POSITION AND RESPONSIBILITIES.

     During the period of his employment hereunder, Executive agrees to serve as ___________ of the Holding Company. Executive shall render administrative and management services to the Holding Company such as are customarily performed by persons in a similar executive capacity. During said period, Executive also agrees to serve, if elected, as an officer and director of any subsidiary of the Holding Company. Failure to reelect Executive as ___________ of the Holding Company or failure to reelect Executive as ___________ of the Bank without the consent of Executive shall constitute a breach of this Agreement.

2. TERMS.

     (a) The period of Executive's employment under this Agreement shall be deemed to have commenced as July 1, 1996 and shall continue for a period of twenty-four (24) full calendar months thereafter; provided, however, that for purposes only of the obligation to make payments to the Executive pursuant to
Section 5 of this Agreement (the "Section 5 Obligation") the term of this Agreement shall continue for a period of thirty-six (36) full calendar months after the date of such written notice. Commencing on July 1, 1996, the twenty-four (24) or thirty-six (36) month, as the case may be, terms of this Agreement shall be extended for one day each day until such time as the Board of Directors of the Holding Company (the "Board") or Executive elects not to extend the terms of the Agreement by giving written notice to the other party in accordance with

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Section 8 of this Agreement,  in which case the terms of this Agreement shall be fixed and shall end on the second anniversary of the date of such written notice; except as regards the Section 5 Obligation, in which case the term of the Section 5 Obligation shall be fixed and shall end on the third anniversary of the date of such written notice.

     (b) During the period of his employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Holding Company and participation in community and civic organizations; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Holding Company, or materially affect the performance of Executive's duties pursuant to this Agreement.

     (c) In the event that Executive's duties and responsibilities with respect to the Bank are temporarily or permanently terminated pursuant to Sections 7 or 16 of the Employment Agreement dated July 1, 1996, between Executive and the Bank ("Bank Agreement") and the course of conduct upon which such termination is based would not constitute grounds for Termination for Cause under Section 7 of this Agreement then Executive shall continue to serve as___________ of the Holding Company. However, Executive shall not perform, in any respect, directly or indirectly, during the pendency of his temporary or permanent suspension or termination from the Bank, duties and responsibilities formerly performed at the Bank as part of his duties and responsibilities as ___________ of the Holding Company. Nothing in this provision shall be interpreted as restricting the Holding Company's right to remove Executive for cause in accordance with Section 7 of this Agreement. Notwithstanding any other provisions of this Agreement, subsequent to Executive's temporary or permanent termination pursuant to Section 7 or 16 of the Bank Agreement, any benefits and payments to Executive for future services under this Agreement shall be made only to the extent those benefits and payments are commensurate with the level of such future services rendered and time expended by the Executive in connection with Executive's duties and responsibilities performed under this Agreement subsequent to such termination. In the event Executive is temporarily or permanently terminated pursuant to
Section 7 or 16 of the Bank Agreement and continues his duties under this Agreement, the Holding Company shall promptly provide written notification of such occurrence to the Regional Director of the Office of Thrift Supervision.

3. COMPENSATION AND REIMBURSEMENT.

     (a) The compensation specified under this Agreement shall constitute the salary and benefits paid for the duties described in Section 1. The Holding Company shall pay Executive as compensation a salary of not less than $________ per year ("Base Salary"). Base Salary shall include any amounts of compensation deferred by Executive under any employee benefit plan

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maintained  by the Bank or Holding  Company.  Such Base Salary  shall be payable weekly. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by the Board or a Committee designated by the Board, and the Board may increase Executive's Base Salary. The increased Base Salary shall become the "Base Salary" for purposes of this Agreement. In addition to the Base Salary provided in this Section 3(a), the Holding Company shall also provide Executive at no cost to Executive with all such other benefits as are provided uniformly to permanent full-time employees of the Holding Company and the Bank.

     (b) The Holding Company will provide Executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, and the Holding Company will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would adversely affect Executive's rights or benefits thereunder. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive will be entitled to participate in or receive benefits under any employee benefit plans including, but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plan, medical coverage or any other employee benefit plan or arrangement made available by the Holding Company in the future to its senior executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive will be entitled to incentive compensation and bonuses as provided in any plan of the Holding Company in which Executive is eligible to participate. Nothing paid to Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which Executive is entitled under this Agreement.

     (c) In addition to the Base Salary  provided for by  paragraph  (a) of this
Section 3 and other compensation provided for by paragraph (b) of this Section 3, the Holding Company shall pay or reimburse Executive for all reasonable travel and other reasonable expenses incurred by Executive performing his obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

4. PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION.

     (a) Upon the occurrence of an Event of Termination (as herein defined) during Executive's term of employment under this Agreement, the provisions of this Section shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Holding Company of Executive's full-time employment hereunder for any reason other than a Change in Control, as defined in Section 5(a) hereof, upon Retirement, as defined in Section 6 hereof or Termination for Cause, as defined in Section 7 hereof; (ii) Executive's resignation from the Holding Company's employ, upon any (A) failure to elect or reelect or to appoint or reappoint Executive as___________ , unless consented to by

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Executive,   (B)  a  material  change  in  Executive's   function,   duties,  or
responsibilities, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1, above, (and any such material change shall be deemed a continuing breach of this Agreement), (C) a relocation of Executive's principal place of employment by more than thirty (30) miles from its location at the effective date of this Agreement, or a material reduction in the benefits and perquisites to Executive from those being provided as of the effective date of this Agreement, provided, however, that the Holding Company may materially reduce benefits and perquisites generally provided on a nondiscriminatory basis to all employees without incurring the payments pursuant to the provisions of this Section, (D) liquidation or dissolution of the Bank or Holding Company, or
(E) breach of this Agreement by the Holding Company. Upon the occurrence of any event described in clauses (A),(B),(C), (D), (E), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within a reasonable period of time not to exceed, except in case of a continuing breach, four calendar months after the event giving rise to said right to elect.

     (b) Upon the occurrence of an Event of Termination on the Date of Termination as defined in Section 8, the Holding Company shall be obligated to pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to: (i) the amount of the remaining salary payments that the Executive would have earned if he continued his employment with the Holding Company or Bank during the remaining unexpired term of this Agreement at the Executive's Base Salary at the Date of Termination; (ii) the average of the amount of bonus and any other compensation paid to the Executive during the term of the Agreement times the remaining number of years of the Agreement and any fraction thereof, and; (iii) an amount equal to the average of the annual contributions that were made on the Executive's behalf to any employee benefit plans of the Holding Company or Bank during the term of the Agreement times the remaining number of years of the Agreement and any fraction thereof. At the election of Executive, which election is to be made within thirty (30) days of the Date of Termination, such payments shall be made in a lump sum or paid monthly during the remaining term of the agreement following Executive's termination. In the event that no election is made, payment to Executive will be made on a monthly basis during the remaining term of the Agreement. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

     (c) Upon the occurrence of an Event of Termination, the Holding Company will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank or the Holding Company for Executive prior to his termination, except to the extent such coverage may be changed in its application to all bank or Holding Company employees on a nondiscriminatory basis. Such coverage shall cease upon the expiration of the remaining term of this Agreement.

     (d) Upon the occurrence of an event of Termination, Executive will be entitled to receive benefits due him under or contributed by the Bank or the Holding Company on his behalf pursuant

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to any retirement, incentive, profit sharing, bonus, performance,  disability or other employee benefit plan maintained by the Bank or the Holding Company on Executive's behalf to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement.

     (e) In the event that Executive is receiving  monthly payments  pursuant to
Section 4(b) hereof, on an annual basis thereafter, between the dates of January 1 and January 31 of each year, Executive shall elect whether the balance of the amount payable under the Agreement at that time shall be paid in a lump sum or on a pro rata basis. Such election shall be irrevocable for the year for which such election is made.

5. CHANGE IN CONTROL.

     (a) No benefit shall be payable under this Section 5 unless there shall have been a Change in Control of the Bank or the Holding Company as set forth below. For purposes of this Agreement, a "Change in Control" of the Bank or Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1 (a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any employee benefit plan of the Bank, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity, or (D) a proxy statement is distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into

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cash or property or securities not issued by the Bank or the Holding  Company or
(E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

     (b) If any of the events described in Section 5(a) hereof constituting a Change in Control have occurred or the Board has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), (d), (e), (f) and (g) of this Section 5 upon his subsequent termination of employment at any time during the term of this Agreement due to
(1) Executive's dismissal or (2) Executive's voluntary resignation following any demotion, loss of title, office or significant authority or responsibility, reduction in annual compensation or benefits or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the Change in Control, unless such termination is because of his death, or Termination for Cause.

     (c) Upon the occurrence of a Change in Control followed by Executive's termination of employment as provided in Section 5(b), the Holding Company shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the greater of the payments due for the remaining term of the Agreement or three (3) times Executive's average annual compensation for the two (2) preceding taxable years, such annual compensation shall include any Base Salary, commissions, bonuses, pension and profit sharing plan benefits, severance payments, retirement benefits, director or committee fees, fringe benefits, or any other amount in the nature of compensation earned, recognized or paid or to be earned, recognized or paid to Executive during any such year. At the election of Executive, which election is to be made within thirty (30) days of the Date of Termination following a Change in Control, such payment may be made in a lump sum or paid in equal monthly installments during the twenty-four (24) months following Executive's termination. In the event that no election is made, payment to Executive will be made on a monthly basis during the twenty-four (24) months following Executive's termination.

     (d) Upon the occurrence of a Change in Control, Executive will be entitled to receive benefits due him under or contributed by the Bank or the Holding
Company on his behalf pursuant to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Bank or the Holding Company on Executive's behalf to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement.

     (e) Upon the occurrence of a Change in Control followed by Executive's termination of employment, the Holding Company will cause to be continued life, medical and disability coverage substantially identical to the coverage maintained by the Bank or Holding Company for Executive prior to his severance, except to the extent that such coverage may be changed in its applications for all Bank or Holding Company employees on a nondiscriminatory basis. Such coverage and payments shall cease upon the expiration of twenty-four (24) full calendar months following the Date of Termination.


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     (f) In the event that Executive is receiving  monthly payments  pursuant to
Section 5(c) hereof, on an annual basis, thereafter, between the dates of January 1 and January 31 of each year, Executive shall elect whether the balance of the amount payable under the Agreement at that time shall be paid in a lump sum or on a pro rata basis pursuant to such section. Such election shall be irrevocable for the year for which such election is made.

     (g) Notwithstanding the preceding paragraphs of this Section 5, for any taxable year in which it is determined that the Executive shall be liable for the payment of an excise tax under Section 4999 of the Code, with respect to any payment in the nature of the compensation made by the Holding Company, the Bank, or any affiliate or successor thereof to (or for the benefit of) Executive, the Company shall pay to the Executive an amount determined under the following formula:

     An amount equal to: (E x P) + X

WHERE:

     X =              E x P
         --------------------------------
         1 - [(FI x (1 - SLI)) + SLI + E]

     E         =     the rate at which the excise tax is assessed  under Section
                     4999 of the Code;

     P         =     the  amount  with  respect  to  which  such  excise  tax is assessed, determined without regard to this paragraph (g);

     FI        =     the highest  marginal rate of federal income tax applicable to Executive under the Code for the taxable year in question; and

     SLI       =     the sum of the highest marginal rates of income and payroll tax applicable to Executive under applicable state and local laws for the taxable year in question.

With respect to any payment in the nature of compensation that is made to (or for the benefit of) Executive under the terms of this Agreement or otherwise and on which an excise tax under Section 4999 of the Code will be assessed, the payment determined under this Section 5(g) shall be made to Executive on the earlier of (i) the date the Holding Company is required to withhold such tax, or
(ii) the date the tax is required to be paid by Executive.

     (h) Notwithstanding the foregoing, if it shall subsequently be determined in a final judicial determination or a final administrative settlement to which Executive is a party that the excess parachute payment as defined in Section 4999 of the Code, is different from the amount determined as "P", above (such different amount being hereafter referred to as the "Determinative Excess Parachute Payment") then the Holding Company's independent accountants shall determine

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the amount  (the  "Adjustment  Amount")  the  Executive  must pay to the Holding
Company, or the Holding Company must pay to the Executive, in order to put the Executive (or the Holding Company, as the case may be) in the same position as the Executive (or the Holding Company, as the case may be) would have been if the amount determined as "P" above had been equal to the Determinative Excess Parachute Payment. In determining the Adjustment Amount, the independent accountants shall take into account any and all taxes (including any penalties and interest) paid by or for Executive or refunded to Executive or for Executive's benefit. As soon as practicable after the Adjustment Amount has been so determined, the Holding Company shall pay the Adjustment amount to Executive or the Executive shall repay the Adjustment Amount to the Holding Company, as the case may be.

     (i) In each calendar year that Executive receives payments or benefits under the Employment Agreement, Executive shall report on his state and federal income tax returns such information as is consistent with the determination made by the independent accountants of the Holding Company as described above. The Holding Company shall indemnify and hold Executive harmless from any and all losses, costs and expenses (including without limitation, reasonable attorney's fees, interest, fines and penalties) which Executive incurs as a result of so reporting such information. Executive shall promptly notify the Holding Company in writing whenever the Executive receives notice of the institution of a judicial or administrative proceeding, formal or informal, in which the federal tax treatment under Section 4999 of the Code of any amount paid or payable under this Supplemental Agreement is being reviewed or is in dispute. The Holding Company shall assume control at its expense over all legal and accounting matters pertaining to such federal tax treatment (except to the extent necessary or appropriate for Executive to resolve any such proceeding with respect to any matter unrelated to amounts paid or payable pursuant to this contract) and Executive shall cooperate fully with the Holding Company in any such proceeding. The Executive shall not enter into any compromise or settlement or otherwise prejudice any rights the Holding Company may have in connection therewith without prior consent to the Holding Company.

6. TERMINATION UPON RETIREMENT.

     Termination of Executive based on "Retirement" shall mean termination in accordance with the Holding Company's or Bank's retirement policy or in accordance with any retirement arrangement established with Executive's consent with respect to him. Upon termination of Executive upon Retirement, Executive shall be entitled to all benefits under any retirement plan of the Holding Company or the Bank and other plans to which Executive is a party.

7. TERMINATION FOR CAUSE.

     The term "Termination for Cause" shall mean termination because of a material loss to the Holding Company or one of its affiliates caused by Executive's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of this

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Agreement.  For  purposes  of this  Section,  no act,  or the failure to act, on
Executive's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or its affiliates. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause. Any stock options and related limited rights granted to Executive under any stock option plan, or any unvested awards granted to Executive under any stock benefit plan of the Bank, the Holding Company or any subsidiary or affiliate thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 8 hereof, and shall not be exercisable by or delivered to Executive at any time subsequent to such Termination for Cause.

8. NOTICE.

     (a) Any purported termination by the Holding Company or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

     (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.
Notwithstanding the pendency of any such dispute, the Holding Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

9. POST-TERMINATION OBLIGATIONS.

     (a) All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with paragraph (b) of this Section 9 during the term of this Agreement and for one (1) full year after the expiration or termination hereof.

     (b) Executive shall, upon reasonable notice, furnish such information and assistance to the Holding Company as may reasonably be required by the Holding Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party.

10. NON-COMPETITION.

     (a) Upon any termination of Executive's  employment  hereunder  pursuant to
Section 8 hereof, Executive agrees not to compete with the Bank and/or the Holding Company for a period of one (1) year following such termination in any city, town or county in which the Bank and/or the Holding Company has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Bank and/or the Holding Company. The parties hereto, recognizing that irreparable injury will result to the Bank and/or the Holding Company, its business and property in the event of Executive's breach of this Subsection 10(a) agree that in the event of any such breach by Executive, the Bank and/or the Holding Company will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employers, employees and all persons acting for or with Executive. Executive represents and admits that in the event of the termination of his employment pursuant to
Section 8 hereof, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Bank and/or the Holding Company, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Bank and/or the Holding Company from pursuing any other remedies available to the Bank and/or the Holding Company for such breach or threatened breach, including the recovery of damages from Executive.

     (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Holding Company and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Bank. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Holding Company. In the event of a breach or threatened breach by Executive of the provisions of this Section, the Holding Company will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Holding Company or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Holding Company from pursuing any other remedies available to the Holding Company for such breach or threatened breach, including the recovery of damages from Executive.

11. SOURCE OF PAYMENTS.

     All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Holding Company subject to Section 13 hereof.

12. EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS.

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Holding Company or any predecessor of the Holding Company and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

13. EFFECT OF ACTION UNDER BANK AGREEMENT.

     Notwithstanding any provision herein to the contrary, to the extent that payments and benefits, as provided by this Agreement, are paid to or received by Executive under the Employment Agreement dated July 1, 1994, between Executive and the Bank, such compensation payments and benefits paid by the Bank will be subtracted from any amount due simultaneously to Executive under similar provisions of this Agreement.

14. NO ATTACHMENT.

     (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

     (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Holding Company and their respective successors and assigns.

15. MODIFICATION AND WAIVER.

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

16. SEVERABILITY.

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

17. HEADINGS FOR REFERENCE ONLY.

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

18. GOVERNING LAW.

     This Agreement shall be governed by the laws of the State of Delaware, unless otherwise specified herein.

19. ARBITRATION.

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by Executive within fifty
(50) miles from the location of the Holding Company's executive office, in accordance with the rules of the American Arbitration Bank then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

     In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due Executive under this Agreement.

20. PAYMENT OF LEGAL FEES.

     All reasonable legal fees and other expenses paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Holding Company, if Executive is successful pursuant to a legal judgment, arbitration or settlement.

21. INDEMNIFICATION.

     The Holding Company shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, or in lieu thereof, shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Holding Company (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

22. SUCCESSOR TO THE HOLDING COMPANY.

     The Holding Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank or the Holding Company, expressly and unconditionally to assume and agree to perform the Holding Company's obligations under this Agreement, in the same manner and to the same extent that the Holding Company would be required to perform if no such succession or assignment had taken place.

                                   SIGNATURES

     IN WITNESS WHEREOF, Reliance Bancorp, Inc. has caused this Agreement, as originally executed on July 1, 1994 and amended on November 29, 1995 to be executed as amended on September 11, 1996 and its seal to be affixed hereunto by its duly authorized officer and its directors, and Executive has signed this Agreement, as amended, on the 11th day of September, 1996.


ATTEST:                                       RELIANCE BANCORP, INC.


                                              BY:
- -----------------------                           ----------------------
Robert F. Pelosi
Secretary


                     [SEAL]




WITNESS:



- -----------------------                       -----------------------

                                                                    Exhibit 10.6

                                    FIVE YEAR
                             RELIANCE BANCORP, INC.
                              EMPLOYMENT AGREEMENT
                         (As Amended September 11, 1996)

     This AGREEMENT is made effective as of September 11, 1996, by and between Reliance Bancorp, Inc. (the "Holding Company"), a corporation organized under the laws of Delaware, with its principal administrative office at 585 Stewart Avenue, Garden City, New York, and ___________ ("Executive"). Any reference to "Bank" herein shall mean Reliance Federal Savings Bank or any successor thereto.

     WHEREAS, the Holding Company wishes to assure itself of the services of Executive for the period provided in this Agreement; and

     WHEREAS, Executive is willing to serve in the employ of the Holding Company on a full-time basis for said period.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

1.   CONSIDERATION PROVIDED BY THE EXECUTIVE.

     During the period of his employment hereunder, Executive agrees to serve as ___________ of the Holding Company. Executive shall render administrative and management services to the Holding Company such as are customarily performed by persons in a similar executive capacity. During said period, Executive also agrees to serve, if elected, as an officer and director of any subsidiary of the Holding Company. Failure to reelect Executive as ___________ of the Holding Company, failure to reelect Executive as ___________ of the Bank or, failure to nominate or reelect Executive to the Board of Directors of the Holding Company or Bank, without the consent of Executive shall constitute a breach of this Agreement.

2.   TERMS.

     (a) The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of sixty (60) full calendar months thereafter. Commencing on the date of the execution of this Agreement, the term of this Agreement shall be extended for one day each day until such time as the Board of Directors of the Holding Company (the "Board") or Executive elects not to extend the term of the Agreement by giving written notice to the other party in accordance with Section 8 of this Agreement, in which case the term of this Agreement shall be fixed and shall end on the fifth anniversary of the date of such written notice.

     (b) During the period of his employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Holding Company and the Bank and participation in community and civic organizations; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Holding Company, or materially affect the performance of Executive's duties pursuant to this Agreement.

     (c) In the event that Executive's duties and responsibilities with respect to the Bank are temporarily or permanently terminated pursuant to Sections 7 or 16 of the Employment Agreement dated July 1, 1994, as amended between Executive and the Bank ("Bank Agreement") and the course of conduct upon which such termination is based would not constitute grounds for Termination for Cause under Section 7 of this Agreement, then Executive shall continue to serve as ___________ of the Holding Company. However, Executive shall not perform, in any respect, directly or indirectly, during the pendency of his temporary or permanent suspension or termination from the Bank, duties and responsibilities formerly performed at the Bank as part of his duties and responsibilities as ___________ of the Holding Company. Nothing in this provision shall be interpreted as restricting the Holding Company's right to remove Executive for cause in accordance with Section 7 of this Agreement. Notwithstanding any other provisions of this Agreement, subsequent to Executive's temporary or permanent termination pursuant to Section 7 or 16 of the Bank Agreement, any benefits and payments to Executive for future services under this Agreement shall be made only to the extent those benefits and payments are commensurate with the level of such future services rendered and time expended by the Executive in connection with Executive's duties and responsibilities performed under this Agreement subsequent to such termination. In the event Executive is temporarily or permanently terminated pursuant to Section 7 or 16 of the Bank Agreement and continues his duties under this Agreement, the Holding Company shall promptly provide written notification of such occurrence to the Regional Director of the Office of Thrift Supervision.

3.   CONSIDERATION PROVIDED BY THE HOLDING COMPANY.

     (a) The compensation specified under this Agreement shall constitute the consideration paid by the Holding Company in exchange for the duties described in Section 1. The Holding Company shall pay Executive as compensation a salary of not less than $ _______ per year ("Base Salary"). Base Salary shall include any amounts of compensation deferred by Executive under any employee benefit plan maintained by the Bank or Holding Company. Such Base Salary shall be payable weekly. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by the Board or a Committee designated by the Board, and the Board may increase Executive's Base Salary. The increased Base Salary shall become the "Base Salary" for purposes of this Agreement. In addition to the Base Salary provided in this Section 3(a), the Holding Company shall also provide Executive at no cost to Executive with all such other benefits as are provided uniformly to permanent full-time employees of the Holding Company and the Bank.

     (b) The Holding Company will provide Executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, and the Holding Company will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would adversely affect Executive's rights or benefits thereunder. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive will be entitled to participate in or receive benefits under any employee benefit plans, whether tax-qualified or otherwise, including, but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plan, medical coverage or any other employee benefit plan or arrangement made available by the Holding Company in the future to its senior executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive will be entitled to incentive compensation and bonuses as provided in any plan of the Holding Company in which Executive is eligible to participate. Nothing paid to Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which Executive is entitled under this Agreement.

     (c) In addition to the Base Salary  provided for by  paragraph  (a) of this
Section 3 and other compensation provided for by paragraph (b) of this Section 3, the Holding Company shall pay or reimburse Executive for all reasonable travel and other reasonable expenses including out time or capital expenses associated with membership in clubs or organizations as mutually agreed to between the Board and the executive incurred by Executive performing his obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

     (d) Except as otherwise provided in this Section 3(d), the Holding Company will provide to Executive for each calendar year during the term of this Agreement and for the remaining term of this Agreement after a termination of employment following an Event of Termination as defined in Section 4 of this Agreement, no later than 90 days after the close of the calendar year to which such payment pertains ("Benefit Year"), a "Benefit Equity Payment" in addition to the contributions actually made (or benefits actually accrued) with respect to such year to any tax-qualified or non-tax-qualified compensation or benefit plan, arrangement, policy or program funded or sponsored by the Holding Company or the Bank, including but not limited to those of the following types: deferred compensation, retirement, defined benefit pension, defined contribution pension, supplemental executive retirement, profit sharing, stock option or stock bonus award, life insurance, health, medical, dental, disability, incentive compensation or bonus plan, perquisites, or other fringe benefits ("Benefit Plans") made on his behalf or otherwise accrued as consideration for his services described in Section 1 of this Agreement. The Benefit

Equity Payment shall be an amount calculated by an actuary accountant or other licensed professional to equal the amount of the contributions (or other benefits) which would have been made or accrued for the Executive for such year pursuant to all Benefit Plans as consideration for his services described in
Section 1 of this Agreement but were not made or accrued because (i) any of the Benefit Plans were terminated or not funded, or (ii) the Executive was no longer employed or will not be employed by the Holding Company or Bank.

     For purposes of calculating the Benefit Equity Payment for Benefit Years during which the Executive was employed by the Holding Company for the full year and for the first partial year of this Agreement, the difference between (i) and
(ii) is deemed to be zero (0).

     (e) To the extent that the Holding Company or Bank continues to offer any life, medical, health, disability or dental insurance in which Executive participates in on the last day of his employment (each being a "Welfare Plan"), after an Event of Termination (as herein defined), Executive and his dependents shall be continued as participants in such Welfare Plans subject to the same premium contributions on the part of Executive as were required immediately prior to the Event of Termination until the earlier of (i) his death (ii) his employment by another employer other than one of which he is the majority owner or (iii) the end of the remaining term of this Agreement. If the Holding Company or Bank does not offer the Welfare Plans after the Event of Termination, then the Holding Company shall provide the Executive with a payment equal to the actuarial value of the provision of such benefit for the period which runs until the earlier of (i) his death (ii) his employment by another employer other than one of which he is the majority owner or (iii) the end of the remaining term of this Agreement.

     (f) The use or provision of any membership, license, automobile use, or other perquisites shall be continued during the remaining term of the Agreement on the same financial terms and obligations as were in place immediately prior to the Change In Control. To the extent that any item referred to in this paragraph will at the end of the term of this Agreement, no longer be available to the Executive, the Executive will have the option to purchase all rights then held by the Holding Company or Bank to such item for a price equal to the then fair market value of the item.

4.   PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION.

     (a) Upon the occurrence of an Event of Termination (as herein defined) during Executive's term of employment under this Agreement, the provisions of this Section shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Holding Company of Executive's full-time employment hereunder for any reason other than, upon Retirement, as defined in Section 6 hereof or Termination for Cause, as defined in Section 7 hereof; (ii) Executive's resignation from the Holding Company's employ, upon any (A) failure to elect or reelect or to appoint or reappoint Executive as ___________ of the Holding Company, failure to elect or reelect or to appoint or reappoint Executive as ___________ of the Bank, or, failure to nominate or reelect Executive to the Board of Directors of the Holding Company or Bank, unless any such event was consented to by Executive (B) a material change in Executive's function, duties, or responsibilities, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1, above, (and any such material change shall be deemed a continuing breach of this Agreement), (C) a relocation of Executive's principal place of employment by more than thirty (30) miles from its location at the effective date of this Agreement, or a material reduction in the benefits and perquisites to Executive from those being provided as of the effective date of this Agreement, provided, however, that the Holding Company may materially reduce benefits and perquisites generally provided on a nondiscriminatory basis to all employees without incurring the payments pursuant to the provisions of this Section, (D) liquidation or dissolution of the Bank or Holding Company, or
(E) breach of this Agreement by the Holding Company. Upon the occurrence of any event described in clauses (A), (B), (C), (D) or (E), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within a reasonable period of time not to exceed, except in case of a continuing breach, four calendar months after the event giving rise to said right to elect.

     (b) Upon the occurrence of an Event of Termination on the Date of Termination as defined in Section 8, the Holding Company shall be obligated to pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be: (i) the amount of the remaining payments (or benefits) that the Executive would have earned if he continued his employment with the Holding Company or Bank during the remaining unexpired term of this Agreement, based on the Executive's Base Salary at the Date of Termination, as set out in Sections 3(a)(b) and (d) and the amount still due the Executive under any paragraph of Section 3 for service through the Date of Termination. At the election of Executive, which election is to be made within thirty (30) days of the Date of Termination, such payments shall be made in a lump sum or paid monthly during the remaining term of the agreement following Executive's termination. In the event that no election is made, payment to Executive will be made in a lump sum. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

     (c) Upon the  occurrence  of an Event  of  Termination,  Executive  will be entitled to receive  benefits  due him under or  contributed  by the Bank or the
Holding Company on his behalf pursuant to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Bank or the Holding Company on Executive's behalf to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement.

     (d) In the event that Executive is receiving  monthly payments  pursuant to
Section 4(b) hereof, on an annual basis, thereafter, between the dates of January 1 and January 31 of each year, Executive shall elect whether, the balance of the amount payable under the Agreement at that time shall be paid in a lump sum or on a pro rata basis. Such election shall be irrevocable for the year for which such election is made.

5.   CHANGE IN CONTROL.

     (a) No benefit shall be payable under this Section 5 unless there shall have been a Change in Control of the Bank or the Holding Company as set forth below. For purposes of this Agreement, a "Change in Control" of the Bank or Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any employee benefit plan of the Bank, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity, or (D) a proxy statement is distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

     (b) If any of the events described in Section 5(a) hereof constituting a Change in Control have occurred or the Board has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), (d), (e), (f) and (g) of this Section 5 upon his subsequent termination of employment at any time during the term of this Agreement due to
(1) Executive's dismissal or (2) Executive's voluntary resignation following any demotion, loss of title, office or significant authority or responsibility, reduction in annual compensation or benefits or relocation of his principals place of employment by more than 30 miles from its location immediately prior to the Change in Control, unless such termination is because of his death, or Termination for Cause provided, however, that such payments shall be reduced by any payment made under
Section 4 of this agreement.

     (c) Upon the occurrence of a Change in Control followed by Executive's termination of employment as provided in Section 5(b), the Holding Company shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the greater of: 1) the payments due for the remaining term of the Agreement or 2) five (5) times Executive's average annual compensation for the three (3) preceding taxable years. Such annual compensation shall include Base Salary and any other taxable income, including but not limited to amounts related to the granting, vesting or exercise of stock or stock option awards, commissions, bonuses, pension and profit sharing plan benefits, severance payments, retirement benefits, director or committee fees and fringe benefits paid or to be paid to Executive during any such year. At the election of Executive, which election is to be made within thirty (30) days of the Date of Termination following a Change in Control, such payment may be made in a lump sum or paid in equal monthly installments during the sixty (60) months following Executive's termination. In the event that no election is made, payment to Executive will be made on a monthly basis during the thirty-six (36) months following Executive's termination.

     (d) Upon the occurrence of a Change in Control, Executive will be entitled to receive benefits due him under or contributed by the Bank or the Holding
Company on his behalf pursuant to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Bank or the Holding Company on Executive's behalf to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement.

     (e) Upon the occurrence of a Change in Control followed by Executive's termination of employment, the Holding Company will cause to be continued life, medical and disability coverage substantially identical to the coverage maintained by the Bank or Holding Company for Executive and any of his dependents covered under such plans prior to the Change in Control. Such coverage and payments shall cease upon the expiration of sixty (60) full calendar months following the Date of Termination.

     (f) In the event that Executive is receiving  monthly payments  pursuant to
Section 5(c) hereof, on an annual basis, thereafter, between the dates of January 1 and January 31 of each year, Executive shall elect whether the balance of the amount payable under the Agreement at that time shall be paid in a lump sum or on a pro rata basis pursuant to such section. Such election shall be irrevocable for the year for which such election is made.

     (g) Notwithstanding the preceding paragraphs of this Section 5, for any taxable year in which the Executive shall be liable, as determined for the payment of an excise tax under Section 4999 of the Code, with respect to any payment in the nature of the compensation made by the Company or the Bank to (or for the benefit of) Executive, the Company shall pay to the Executive an amount determined under the following formula:

     An amount equal to: (E x P) + X

WHERE:

     X  =                    E x P
               --------------------------------
               1 - [(FI x (1 - SLI)) + SLI + E]


     E         =     the rate at which the excise tax is assessed  under Section
                     4999 of the Code;

     P         =     the  amount  with  respect  to  which  such  excise  tax is assessed, determined without regard to this Section 2;

     FI        =     the highest marginal rate of deferral income tax applicable to Executive under the Code for the taxable year in question; and

     SLI       =     the sum of the highest marginal rates of income and payroll tax applicable to Executive under applicable state and local laws for the taxable year in question.

With respect to any payment in the nature of compensation that is made to (or for the benefit of) Executive under the terms of this Supplemental Agreement or otherwise and on which an excise tax under Section 4999 of the Code will be assessed, the payment determined under this Section 2 shall be made to Executive on the earlier of (i) the date the Company is required to withhold such tax, or
(ii) the date the tax is required to be paid by Executive.

     (h) Notwithstanding the foregoing, if it shall subsequently be determined in a final judicial determination or a final administrative settlement to which Executive is a party that the excess parachute payment as defined in Section 4999 of the Code, reduced as described above, is more than the amount determined as "P", above (such greater amount being hereafter referred to as the
"Determinative Excess Parachute Payment") then the Company's independent accountants shall determine the amount (the "Adjustment Amount") the Company must pay to the Executive, in order to put the Executive (or the Company, as the case may be) in the same position as the Executive (or the Company, as the case may be) would have been if the amount determined as "P" above had been equal to the Determinative Excess Parachute Payment. In determining the Adjustment Amount, the independent accountants shall take into account any and all taxes (including any penalties and interest) paid by or for Executive or refunded to Executive or for Executive's benefit. As soon as practicable after the Adjustment Amount has been so determined, the Company shall pay the Adjustment Amount to Executive.

     (i) In each calendar year that Executive receives payments or benefits under the Employment Agreement, Executive shall report on his state and federal income tax returns such information as is consistent with the determination made by the independent accountants of the Company as described above. The Company shall indemnify and hold Executive harmless from any and all losses, costs and expenses (including without limitation, reasonable attorney's fees, interest, fines and penalties) which Executive incurs as a result of so reporting such information. Executive shall promptly notify the Company in writing whenever the Executive receives notice of the institution of a judicial or administrative proceeding, formal or informal, in which the federal tax treatment under Section 4999 of the Code of any amount paid or payable under this Supplemental Agreement is being reviewed or is in dispute. The Company shall assume control at its expense over all legal and accounting matters pertaining to such federal tax treatment (except to the extent necessary or appropriate for Executive to resolve any such proceeding with respect to any matter unrelated to amounts paid or payable pursuant to this contract) and Executive shall cooperate fully with the Company in any such proceeding. The Executive shall cooperate fully with the Company in any such proceeding. The Executive shall not enter into any compromise or settlement or otherwise prejudice any rights the Company may have in connection therewith without prior consent to the Company.

6.   TERMINATION UPON RETIREMENT.

     Termination of Executive based on "Retirement" shall mean termination in accordance with the Holding Company's or Bank's retirement policy or in accordance with any retirement arrangement established with Executive's consent with respect to him. Upon termination of Executive upon Retirement, Executive shall be entitled to all benefits under any retirement plan of the Holding Company or the Bank and other plans to which Executive is a party.

7.   TERMINATION FOR CAUSE.

     The term "Termination for Cause" shall mean termination because of a material loss to the Holding Company or one of its affiliates caused by Executive's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of this Agreement. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or its affiliates. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying termination for Cause and specifying the particulars thereof in detail. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause. Any stock options and related limited rights granted to Executive under any stock option plan, or any unvested awards granted to Executive under any stock benefit plan of the Bank, the Holding Company or any subsidiary or affiliate thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 8 hereof, and shall not be exercisable by or delivered to Executive at any time subsequent to such Termination for Cause.

8.   NOTICE.

     (a) Any purported termination by the Holding Company or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given);
provided, however, that if a dispute regarding the Executive's termination exists, the "Date of Termination" shall be determined in accordance with Section 8(c) of this Agreement.

     (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.
Notwithstanding the pendency of any such dispute, the Holding Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

9.   POST-TERMINATION OBLIGATIONS.

     (a) All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with paragraph (b) of this Section 9 during the term of this Agreement and for one (1) full year after the expiration or termination hereof.

     (b) Executive shall, upon reasonable notice, furnish such information and assistance to the Holding Company as may reasonably be required by the Holding Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party.

10.  NON-COMPETITION.

     (a) Upon any termination of Executive's  employment  hereunder  pursuant to
Section 8 hereof, Executive agrees not to compete with the Bank and/or the Holding Company for a period of one (1) year following such termination in any city, town or county in which the Bank and/or the Holding Company has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Bank and/or the Holding Company. The parties hereto, recognizing that irreparable injury will result to the Bank and/or the Holding Company, its business and property in the event of Executive's breach of this Subsection 10(a) agree that in the event of any such breach by Executive, the Bank and/or the Holding Company will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employers, employees and all persons acting for or with Executive. Executive represents and admits that in the event of the termination of his employment pursuant to
Section 8 hereof, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Bank and/or the Holding Company, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Bank and/or the Holding Company from pursuing any other remedies available to the Bank and/or the Holding Company for such breach or threatened breach, including the recovery of damages from Executive.

     (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Holding Company and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Bank. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Holding Company. Further, Executive may disclose information regarding the business activities of the Bank or Holding Company to the Office of Thrift Supervision ("OTS") and the Federal Deposit Insurance Corporation ("FDIC") pursuant to a formal regulatory request. In the event of a breach or threatened breach by Executive of the provisions of this Section, the Holding Company will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Holding Company or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Holding Company from pursuing any other remedies available to the Holding Company for such breach or threatened breach, including the recovery of damages from Executive.

11.  SOURCE OF PAYMENTS.

     All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Holding Company subject to Section 13 hereof.

12.  EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS.

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Holding Company or any predecessor of the Holding Company and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

13.  EFFECT OF ACTION UNDER BANK AGREEMENT.

     Notwithstanding any provision herein to the contrary, to the extent that payments and benefits, as provided by this Agreement, are paid to or received by Executive under the Employment Agreement dated July 1, 1994, between Executive and the Bank, such compensation payments and benefits paid by the Bank will be subtracted from any amount due simultaneously to Executive under similar provisions of this Agreement.

14.  NO ATTACHMENT.

     (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

     (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Holding Company and their respective successors and assigns.

15.   MODIFICATION AND WAIVER.

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

16.  SEVERABILITY.

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

17.  HEADINGS FOR REFERENCE ONLY.

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

18.  GOVERNING LAW.

     This Agreement shall be governed by the laws of the State of Delaware, unless otherwise specified herein.

19.  ARBITRATION.

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by Executive within fifty
(50) miles from the location of the Holding Company's executive office, in accordance with the rules of the American Arbitration Bank then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

20.  PAYMENT OF COSTS AND LEGAL FEES AND REINSTATEMENT OF BENEFITS.

     In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of the Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of: (1) all legal fees incurred by Executive in resolving such dispute or controversy, and (2) any back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due Executive under this Agreement.

21.  INDEMNIFICATION.

     During the term of this Agreement and for an additional period of seven years thereafter, the Holding Company shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, and shall indemnify, hold harmless and defend Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Holding Company (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

22.  SUCCESSOR TO THE HOLDING COMPANY.

     The Holding Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank or the Holding Company, expressly and unconditionally to assume and agree to perform the Holding Company's obligations under this Agreement, in the same manner and to the same extent that the Holding Company would be required to perform if no such succession or assignment had taken place.

23.  MISCELLANEOUS.

     (a) Unless otherwise subject to law, all lump sum calculations shall be done in using the methods, rates and assumptions setout in Code Section 1274(d) and the regulations and statements issued thereunder by the IRS.

                                   SIGNATURES

     IN WITNESS WHEREOF, Reliance Bancorp, Inc. has caused this Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer and its directors, and Executive has signed this Agreement, on the 11th day of September, 1996.


ATTEST:                                   RELIANCE BANCORP, INC.




                                          BY:
- --------------------------                   ------------------------
Robert F. Pelosi
Secretary



                     [SEAL]




WITNESS:                                  Executive




- --------------------------                --------------------------